Exhibit 10.23

                                                                  20 July, 2001
                                 MUTUAL RELEASE

                 THIS RELEASE ("RELEASE"), is made by and among

                  Ocean Power Corporation, a Delaware corporation having a principal place of business at 5000 Robert J. Parkway, El Dorado Hills, California 95762, United States of America ("Ocean Power"),

         on the one hand, and

                  Aquamax  (International)  Holding  B.V.,  a Dutch  corporation having a principal place of business at Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, P.O. Box 75215, 1070 AE Amsterdam, The Netherlands ("Aquamax"), and

                  Keeran Corporation N.V., a Netherlands Antilles Corporation having a principal place of business at World Trade Center Curacao, Unit BC.II.01-04, Piscadera Bay, Willemstad, Curacao, Netherlands Antilles ("Keeran"), on the other.

Ocean Power, Aquamax and Keeran may each be referred to herein as a "Party" and collectively as the "Parties."

                  WHEREAS, the Parties previously entered into that certain Aquamax-Keeran-Ocean Power Licensing Agreement, fully executed on September 21, 2000 (the "Original Agreement"); and

                  WHEREAS, the Parties desire to release one another from all duties, obligations, covenants and representations under or arising out the Original Agreement and to relinquish all of their respective rights, powers, privileges, interests and claims under or arising out of the Original Agreement;

                  NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, including, inter alia, the signing of this Release by each Party, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                  1. Ocean Power hereby releases, acquits and forever discharges Aquamax and Keeran, jointly and severally, their subsidiaries and affiliates, and their respective directors, officers, employees and agents (for purposes of this Release, collectively referred to herein as "Aquamax and Keeran") from any and all duties, obligations, covenants and representations and warranties under or arising out of the Original Agreement.

                  2. Aquamax and Keeran, jointly and severally, hereby release, acquit and forever discharge Ocean Power, its subsidiaries and affiliates, and their respective directors, officers, employees and agents (for purposes of this paragraph, collectively referred to herein as "Ocean Power") from any and all duties, obligations, covenants and representations and warranties under or arising out of the Original Agreement.

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                  3. Ocean Power  hereby  relinquishes  and  releases all of its rights, powers, privileges, interests and claims under or arising out of the Original Agreement.

                  4. Aquamax and Keeran hereby relinquish and release all of their rights, powers, privileges, interests and claims under or arising out of the Original Agreement.

                  5. This  Release  shall in no way be construed as an admission of any liability by any Party. This Release shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and assigns.

                  6. The Parties shall not:
                  (i) disclose the contents or substance of the Original Agreement;
                  (ii) disclose any facts regarding the dealings among the Parties from the execution date of the Original Agreement up to the date hereof;
                  (iii) issue any statements or press releases concerning the termination of the Original Agreement to any third-parties, for a period of ten (10) years from the date hereof. Notwithstanding anything contained in this Release to the contrary, any Party may disclose the terms of this Release and/or the Original Agreement, to the extent required by law or in connection with any financial or other disclosure obligation, or if required pursuant to subpoena or other court-ordered process, provided that, in the event that a Party is served with a subpoena or other court-ordered process, it shall first notify the other Parties, in writing, and shall thereafter not make any such disclosure of the terms of the Original Agreement for a period of ten (10) business days following such notification.

                  6. The validity of this Release is subject to that certain Side Letter by and among Ocean Power, Aquamax, Keeran, Hadwaco Ltd. Oy, and Balantun Oy (Newco), dated 20 July, 2001. If the circumstances described in paragraph 1 of the Side Letter come to pass, then this Release shall be null and void and of no effect.

OCEAN POWER CORPORATION

By:    /s/ Philip Johnson
       ---------------------
Name:      Philip Johnson

Title:     VP Ocean Power
       ---------------------

Date:      20 July 2001


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AQUAMAX (INTERNATIONAL) HOLDING B.V.

By:    /s/ Rainer Sjostrom
       -------------------
Name:      Rainer Sjostrom

Title: ___________________

Date:      20 July 2001
       -------------------


KEERAN CORPORATION N.V.

By:    /s/ Rainer Sjostrom
       -------------------
Name:      Rainer Sjostrom

Title: ___________________

Date:    20 July 2001
       -------------------